EXHIBIT 10.23
                                                                   -------------


      THIS OPTION AND THE SHARES OF COMMON STOCK UNDERLYING THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THIS OPTION IS NONTRANSFERABLE AND THE SHARES OF COMMON STOCK UNDERLYING THIS OPTION MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.


                              ALFACELL CORPORATION

                             STOCK OPTION AGREEMENT


            ALFACELL CORPORATION (the "Company"), a Delaware corporation, for and in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants to ________________ (the "Optionee"), under the Company's 1997 Stock Option Plan (the "Plan") an option (the "Option") to purchase up to _________ shares of the common stock, $.001 par value, of the Company (the "Common Stock"), subject to the following terms and conditions:

            1. EXERCISE PRICE. The purchase price ("Exercise Price") for shares of Common Stock purchased pursuant to this Option shall be $___ per share, which is at least equal to the fair market value of the Common Stock on the date of grant as determined in accordance with Section 7 of the Plan by taking the closing price of the Common Stock at the date of grant.

            2.    TIME  OF   EXERCISE.   This  Option   shall  vest  and  become
exercisable in its entirety on ___________________. Notwithstanding the foregoing, the Option shall not vest and become exercisable as to any shares unless Optionee has served continuously on the board from the date Optionee joined the board until the date the Option is scheduled to become exercisable; PROVIDED, HOWEVER, that if Optionee does not fulfill such performance requirement due to his death or disability (as defined in the Plan) this Option shall immediately vest and become exercisable in accordance with the terms of the Plan by those persons specified in Section 11 of the Plan. If not previously exercised, this Option shall terminate at 5:00 p.m. local time in Bloomfield, New Jersey on _______________.

            3.    NONTRANSFERABILITY   OF  OPTION.   This   Option  may  not  be
transferred other than as provided in the Plan.

            4. MANNER OF EXERCISE. Once vested and exercisable as to any shares, this Option may be exercised as to such shares, in whole or in part by giving written notice, signed by the person exercising the Option, to the Company stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full of the Exercise Price for the number of shares to be purchased. The date both such notice and payment are received by the Company shall be the date of exercise of the Option as to such number of shares. The Exercise Price shall be paid in accordance with Section 10 of the Plan. This Option may not be exercised with respect to a fractional share. In the case of exercise in part only, the Company upon surrender of the Stock Option Agreement, will deliver to Optionee a new Stock Option Agreement in substantially similar form evidencing the remaining shares as to which the Option has not been exercised.

            5. ADDITIONAL REPRESENTATIONS. As a condition to the exercise of any portion of the Option, the Company may require the person exercising the Option to represent and warrant at the time of such exercise that any shares of stock acquired at exercise are not registered under the Act, are "restricted securities" as that term is defined in Rule 144 under the Act and are being acquired only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such a representation is required under the Act or any other applicable law, regulation, or rule of any governmental agency.

            6. CAPITAL ADJUSTMENT OR MERGER. The shares subject to the Option and the Exercise Price shall be proportionately adjusted as provided in Section 13 of the Plan, for any increase or decrease in the number of issued shares of Common Stock subsequent to the effective date of the Plan resulting from (1) a subdivision or consolidation of shares or any other capital adjustment, (2) the payment of a stock dividend on the Company's Common Stock, or (3) other increase or decrease in such shares effected without receipt of consideration by the Company. If the Company shall be the surviving corporation in any merger or consolidation, the Option shall pertain, apply, and relate to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled after the merger or consolidation. Upon dissolution or liquidation of the Company, or upon a merger or consolidation in which the Company is not the surviving corporation, this Option shall terminate; PROVIDED, HOWEVER, that the Optionee (or such other person entitled under Section 11 of the Plan to exercise the Option) shall have the right, immediately prior to such dissolution or liquidation, or such merger or consolidation, to exercise the Option in whole or in part, notwithstanding any provisions contained in the Plan or this Stock Option Agreement, including any vesting requirements to the contrary.

            7. MISCELLANEOUS. This Option shall inure to the benefit of and be binding upon each successor of the Company. All obligations imposed upon and all rights granted to the Optionee and all rights reserved by the Company under this Option shall be binding upon and inure to the benefit of Optionee's heirs and personal representatives.

            8. 1997 STOCK OPTION PLAN GOVERNS. This Option is granted to Optionee pursuant to Section 6.3 of the Plan as an Independent Director's Pro Rata Grant (as defined in the Plan). This Option shall be governed in all respects by the Plan and the provisions relating therein to Independent Directors' Pro Rata Grants. In the event of any conflict between any of the terms of this Stock Option Agreement and the Plan, the terms of the Plan shall control.

DATE OF GRANT:  ____________________________

                                                 ALFACELL CORPORATION


                                                 By: ___________________________
                                                     Chief Executive Officer


      Optionee acknowledges reviewing this Option and represents that he is familiar with the terms and provisions hereof, and hereby accepts this Option subject to all of the terms and provisions thereof.


Dated:  __________________________


                                                     ___________________________
                                                     Optionee

                                  PURCHASE FORM


                                                            Date:_______________


To:  Alfacell Corporation

The undersigned hereby irrevocably elects to exercise the attached Non-Qualified Stock Option Agreement to the extent of options to purchase __________________ shares at $___________ per share and hereby makes payment of $________________________ in payment of the purchase price thereof.



                   INSTRUCTIONS FOR REGISTRATION OF SECURITIES

                    Name:____________________________________

                    Address:_________________________________

                        _________________________________



                                                      ___________________
                                                      Optionee


                                                      ___________________
                                                      Social Security No.